EXCHANGE PLACE ADVISORS TRUST

NORTH SQUARE SPECTRUM ALPHA FUND	NORTH SQUARE TACTICAL GROWTH FUND
Class A: ORIGX	Class A: ETFAX
Class I: ORIYX	Class C: ETFCX
Class I: ETFOX

NORTH SQUARE DYNAMIC SMALL CAP FUND	NORTH SQUARE TACTICAL DEFENSIVE FUND
Class A: ORSAX	Class A: ETFRX
Class I: ORSIX	Class C: ETFZX
Class I: ETFWX

NORTH SQUARE MULTI STRATEGY FUND
Class A: ORILX
Class I: PORYX

(each a “Fund” and collectively, the “Funds”)

Supplement dated May 20, 2025, to the Funds’ Prospectus dated September 27, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

The following is added at the end of the “APPENDIX A – WAIVERS AND DISCOUNTS AVAILABLE FROM CERTAIN INTERMEDIARIES” section of the Prospectus:

Stifel, Nicolaus & Company, Incorporated (“Stifel”) and its broker dealer affiliates

Effective May 20, 2025, shareholders purchasing or holding a North Square Fund share, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Funds’ SAI.

Class A Shares

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation

Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in each North Square Fund held by accounts within the purchaser’s household at Stifel. North Square Fund assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

•	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or another North Square Fund.
•	Shares purchased from the proceeds of redeemed shares of a North Square Fund so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel’s account maintenance fees are not eligible for rights of reinstatement.
•	Shares from rollovers into Stifel from retirement plans to IRAs.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
•	Charitable organizations and foundations, notably 501(c)(3) organizations.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

•	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Please retain this Supplement for future reference.

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